UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 20, 2011 (April 20, 2011)

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CHINA NORTH EAST PETROLEUM HOLDINGS LIMITED

(Exact name of registrant as specified in Charter)
Nevada	001-34378	87-0638750
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

445 Park Avenue, New York, New York 10022
(Address of Principal Executive Offices)

(212) 307 3568
(Issuer Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01        Other Events

The Registrant is filing, as exhibits to this report, English translations of certain of the 2009 and 2010 drilling contracts of its subsidiary, Jilin Songyuan Tiancheng Drilling Engineering Co. Ltd. (“Tiancheng”), portions of which are redacted to protect proprietary and confidential information.  Tiancheng entered into these drilling contracts in the ordinary course of business and the Registrant was not therefore required to file them as material contracts under Item 601 of Regulation S-K.  In addition, the Registrant is filing, as exhibits to this report, English translations of the cover and signature pages of drilling contracts between Tiancheng and subsidiaries of PetroChina Company Limited (“PetroChina Subsidiaries”), which represent the balance of the Company’s drilling contracts.   The Registrant and its subsidiaries are subject to non-disclosure obligations with respect to the drilling contracts with the PetroChina Subsidiaries and do not currently have their consent to disclose the content of these contracts.

Item 9.01        Financial Statement and Exhibits.

(d)           EXHIBITS

Exhibit Number	Description

99.1	Drilling Contract entered into between Jilin Oil and Gas Development LLC and the Registrant, through its subsidiary Jilin Songyuan Tiancheng Drilling Engineering Co. Ltd., on January 4, 2009

99.2	Drilling Contract entered into between Daqing Shunwei Energy Development LLC and the Registrant, through its subsidiary Jilin Songyuan Tiancheng Drilling Engineering Co. Ltd., on May 28, 2009

99.3	Drilling Contract entered into between Jilin Oil and Gas Development LLC and the Registrant, through its subsidiary Jilin Songyuan Tiancheng Drilling Engineering Co. Ltd., on May 29, 2009

99.4	Drilling Contract entered into between Jilin Oil and Gas Development LLC and the Registrant, through its subsidiary Jilin Songyuan Tiancheng Drilling Engineering Co. Ltd., on June 29, 2009

99.5	Drilling Contract entered into between Jilin Oil and Gas Development LLC and the Registrant, through its subsidiary Jilin Songyuan Tiancheng Drilling Engineering Co. Ltd., on November 25, 2009

99.6
Supplemental Drilling Contract entered into between Daqing Shunwei Energy Development LLC and the Registrant, through its subsidiary Jilin Songyuan Tiancheng Drilling Engineering Co. Ltd., on January 1, 2010

99.7	Drilling Contract entered into between Jilin Oil and Gas Development LLC and the Registrant, through its subsidiary Jilin Songyuan Tiancheng Drilling Engineering Co. Ltd., on January 15, 2010

99.8	Drilling Contract entered into between Jilin Oil and Gas Development LLC and the Registrant, through its subsidiary Jilin Songyuan Tiancheng Drilling Engineering Co. Ltd., on March 19, 2010

99.9
Supplemental Drilling Contract entered into between Daqing Shunwei Energy Development LLC and the Registrant, through its subsidiary Jilin Songyuan Tiancheng Drilling Engineering Co. Ltd., on July 1, 2010

99.10	Drilling Contract entered into between Jilin Oil and Gas Development LLC and the Registrant, through its subsidiary Jilin Songyuan Tiancheng Drilling Engineering Co. Ltd., on July 2, 2010

99.11	Drilling Contract entered into between Jilin Oil and Gas Development LLC and the Registrant, through its subsidiary Jilin Songyuan Tiancheng Drilling Engineering Co. Ltd., on September 15, 2010

99.12	Drilling Contract entered into between Beijing Jun-Lun-Run-Zhong Technology LLC and the Registrant, through its subsidiary Jilin Songyuan Tiancheng Drilling Engineering Co. Ltd., on September 21, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

China North East Petroleum Holdings Limited
Date:	April 20, 2011	(Registrant)

/s/ Jingfu Li
Jingfu Li
Acting Chief Executive Officer